[redacted]

EXECUTION COPY
Highly Confidential & Trade Secret

SUB-MANAGEMENT AGREEMENT

This sub-management agreement (including all schedules and exhibits hereto, this "**Agreement**") by and among [redacted] on the one hand, and The Donerail Group LP, a Delaware limited partnership (the "**Sub-Manager**") [redacted]

[redacted]

RECITALS:

[redacted]

WHEREAS, as of the Effective Date, the Manager, on behalf of each Fund, desires to appoint the Sub-Manager as discretionary investment adviser [redacted]

[redacted]

[redacted]

[redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted]

[redacted]

[redacted]

3. [redacted] Commitment.

[redacted] commitment to participate [redacted] shall be limited to $200 million in aggregate [redacted] in accordance with Section 4(a), unless otherwise agreed in writing [redacted].

4. [redacted]

[redacted]

[redacted]

[redacted]

[redacted] [redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

7. **Services.**

(a) Subject to this Agreement, as of the Effective Date, the Manager, on behalf of each Fund, hereby delegates to the Sub-Manager full discretionary investment and trading authority, including, but not limited to, authority to:

(i) buy, hold for investment, own, assign, transfer, sell (long or short), exchange, lend, pledge, deliver and otherwise deal in investment instruments in accordance with the Investment Guidelines for the Fund;

(ii) exercise in the Sub-Manager's discretion all voting and other rights, powers, privileges and other incidents of ownership [redacted]

[redacted]

[redacted]

[redacted]

(b) To enable the Sub-Manager to exercise its discretion and authority as provided above, each Fund hereby constitutes and appoints the Sub-Manager as its agent and attorney-in-fact with full power and authority on the Fund's behalf [redacted] Each Fund further grants to the Sub-Manager as its agent and attorney-in-fact full power and authority to do and perform every act necessary and proper to be done in the exercise of the foregoing powers as fully as the Fund might or could do as principal and to execute and deliver all necessary or appropriate documents and instruments as agent for and on behalf of the Fund [redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted] [redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted] [redacted]

[redacted]

[redacted]

[redacted]

[redacted] [redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted] [redacted]

[redacted]

[redacted]

[redacted] [redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted] [redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

IN WITNESS WHEREOF, this Agreement has been duly signed by or on behalf of the Parties on the dates set forth above.

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

Signature Page to
[redacted]

THE DONERAIL GROUP LP

By: ______________________________

Name: William Z. Wyatt

Title: Managing Partner

240 26th Street, Suite 3

Santa Monica, CA 90402

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]